THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR SUCH PROMISSORY NOTE UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT OR (II) PAYEE (AS DEFINED BELOW) HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE PAYEE, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                 PROMISSORY NOTE

Principal: $163,000.00                                           Piscataway, NJ
                                                                October 5, 2000

                  FOR VALUE RECEIVED, Stephen B. Gray, an individual currently residing at 9 Pavilica Road, Stockton, NJ 08559 (the "Maker"), hereby promises to pay to ION NETWORKS, INC., a Delaware corporation currently having an address at 1551 South Washington Avenue, Piscataway, New Jersey 08854 (the "Payee"), the aggregate sum of One Hundred Sixty-Three Thousand Dollars ($163,000.00) (the "Principal Amount"), without interest, all upon the terms and provisions set forth in this promissory note (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Note"). Payments shall be made at the address set forth above or at such other place as may be designated from time to time in writing by the Payee.

          1. Payment of Principal. The Principal Amount shall be paid by the Maker to the Payee in installments of at least $20,000 each, with the first such installment payment due on the last to occur of (a) November 1, 2000, or (b) the tenth Business Day following the date of the earnings press release by the Company for the quarter ended September 30, 2000, the second such installment payment due on December 11, 2000, the third such installment payment due on January 11, 2001, the fourth such installment payment due on February 9, 2001, the fifth such installment payment due on March 9, 2001, and the entire remaining balance due in a single payment on or before the earliest to occur of:
(i) March 31, 2001; or, (ii) the occurrence of an Event of Default (as defined below); or (iii) such earlier date as may be otherwise provided herein (the earliest such applicable date being referred to herein as the "Maturity Date").

          2.  Prepayment.   The  Maker  shall  have  the  right  to  prepay  the
outstanding Principal Amount of this Note, in whole at any time, or in part at any time and from time to time, without penalty or premium.

          3. Security. This Maker's obligations under this Note: (i) are subject to and supported by certain agreements made by the Maker under the Separation and Forebearance Agreement between the Maker and the Payee dated as of October 5, 2000 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Separation Agreement"), (ii) are assured by the guaranty of Kathleen D. Gray, the Maker's wife (the "Guarantor"), pursuant to her Guaranty Agreement with the Payee dated as of October 5, 2000 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Guaranty"), and (iii) are secured by the Mortgage on the property located at 9 Pavilica Road, Stockton, New Jersey 08559, from the Maker and the Guarantor, as mortgagors, to the Payee, as mortgagees, dated as of October 5, 2000 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Mortgage"), which Mortgage also secures the obligations of the Guarantor under her Guaranty. The Guaranty and Mortgage also support the Promissory Note issued by the Maker to the Payee on June 27, 2000, as amended by a first amendment dated as of the date hereof, in the amount of Seven Hundred and Fifty Thousand ($750,000) Dollars (as so amended, and as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein the "$750,000 Note").

          4. Events of Default. An "Event of Default" shall be deemed to occur hereunder (i) upon the commencement of any proceedings by the Maker, or with the consent or non-objection of Maker, under any law or statute concerning bankruptcy, arrangement of debt, insolvency or readjustment of debt, or the commencement of any such proceedings without the consent of the Maker and such proceedings shall continue undischarged for a period of sixty (60) days; (ii) the failure to pay any amount under this Note when due; (iii) any "Event of Default" under (and as defined in) the $750,000 Note, (iv) any breach or default by Maker or the Guarantor under the Separation Agreement, the Guaranty or the Mortgage, , or (v) upon the death or disability of Maker or Guarantor.

          5. Payment Upon Default. Without limiting any other rights or remedies of the Payee in accordance with this Note or applicable law, in the event of the occurrence of an Event of Default, Payee, at its election, may accelerate and demand immediate payment of the Principal Amount and all other obligations due under this Note and Maker shall be liable for all such amounts. Payee shall also be entitled to the payment of interest at the rate of 12% per annum on the outstanding Principal Amount from and after the date of any Event of Default. In addition, the Maker shall pay or reimburse ON DEMAND any and all costs and expenses incurred by the Payee, whether directly or indirectly, in connection with all waivers, releases, satisfactions, modifications, amendments and consents, all payments made and actions taken in the name of or on behalf of the Maker or the Guarantor, and the administration, maintenance, enforcement and adjudication of this Note and the Payee's rights, powers, privileges and other interests under this Note and applicable law, including (without limitation) the disbursements, expenses and fees of counsel to the Payee.

          6. Waiver of Presentment, Etc. Presentment for payment, notice of dishonor, protest, notice of protest, notice of acceptance and all similar notices are hereby expressly waived by the Maker. Any waiver or consent respecting any term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Payee at any time or times to require performance of, or to exercise its rights with respect to, any term or provision of this Agreement in no manner shall affect the Payee's right at a later time to enforce any such provision. No notice to or demand on the Maker or Guarantor in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The acceptance by the Payee of (a) any partial or late payment shall not constitute a satisfaction or waiver of the full amount then due or the resulting Event of Default or (b) any payment during the continuance of an Event of Default shall not constitute a waiver or cure thereof; and the Payee may accept or reject any such payment without affecting any of the Payee' rights, powers, privileges, remedies and other interests under this Agreement and applicable law. All representations, warranties and covenants of the Maker and all rights, powers, privileges, remedies and other interests of the Payee hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as other-wise expressly provided herein) any other right, power, privilege, remedy or other interest of the Payee under this Agreement, any related document or applicable law.

          7. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to principles of conflicts or choice of laws thereof. This Note shall not be interpreted or construed with any presumption against the Payee by virtue of the Payee causing this Note to be drafted.

          8. Amendments. No amendment, modification, or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the Payee and the Maker.

          9. Successors And Assigns. This Note shall not be negotiable, transferable or assignable by the Maker without the prior written consent of Payee. This Note shall be binding upon and shall inure to the benefit of the Payee and its successors and assigns, if any, subject to the provisions hereof.

          10. Entire Agreement. This Note, the $750,000 Note, the Separation Agreement, the Mortgage and the Guaranty contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein and therein.

          11. Waiver of the Right to Trial by Jury. The Maker hereby irrevocably waives the right to trial by jury in any action, suit, claim, counterclaim or other proceeding, whether in contract or tort, at law or in equity, in any manner connected with this Note or any transactions contemplated hereunder. The exclusive jurisdiction of any disputes arising hereunder shall be in the federal or state courts of the State of New Jersey in Middlesex County.

          12. Notices. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first Business Day (as hereinafter defined) following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid; (b) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually delivered to the addressee. Copies may be sent by regular first-class mail, postage prepaid, to such person(s) as a party may direct from time to time by notice to the others, but failure or delay in sending copies shall not affect the validity of any such notice, request, demand or other communication so given to a party. For purposes hereof, "Business Day" shall mean any day during which banks are open for business in New York, New York, other than any Saturday, Sunday or a day on which commercial banks in New York State are authorized or required to close.

IN WITNESS WHEREOF, the Maker has executed this Note as of the date first written above.

                                           MAKER:


                                    /s/ Stephen  B. Gray
                                   ----------------------------
                                        Stephen B. Gray